UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21403

Western Asset/Claymore Inflation-Linked Securities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard, Pasadena, CA			91101
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset/Claymore Inflation-Linked Securities & Income Fund

New York Stock Exchange Symbol: WIA

Contents

Commentary
Letter to Shareholders	ii
Investment Commentary	iv

Annual Report to Shareholders
Management’s Discussion of Fund Performance	1
Fund Highlights	3
Portfolio Diversification	6
Spread Duration	7
Effective Duration	8
Portfolio of Investments	9
Financial Statements	15
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	31
Important Tax Information	32
Trustees and Officers	33
Trustee Consideration of the Management and Advisory Agreements	37

For more information, visit us on the web
at www.claymore.com/wia.

Letter to Shareholders

Dear Shareholder:

We thank you for your investment in Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”). As investment adviser for the Fund, we are pleased to submit the Fund’s shareholder report for the twelve months ended December 31, 2009.

For the twelve months ended December 31, 2009, Western Asset/Claymore Inflation-Linked Securities & Income Fund returned 16.39% based on its net asset value (“NAV”)i and 18.51% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexii and the Barclays U.S. Government Inflation-Linked All Maturities Indexiii, returned 11.14% and 10.48%, respectively, over the same time frame.

During 2009, the Fund provided its investors with monthly distributions of $0.046 per share in January and February and monthly distributions of $0.038 per share in each month from March through December.

The Fund outperformed its benchmarks during the period as the overall bond market rallied and investor risk appetite increased. The largest contributor to the Fund’s relative performance for the period was its allocation to investment grade corporate bonds, as spreads narrowed during the reporting period. In particular, our holdings in the Industrials and Financials sectors generated strong returns. Within the investment grade sector, Energy company Hess Corp., Media companies Comcast Corp. and Time Warner Inc. and Financials firms SLM Corp. and JPMorgan Chase and Co. were significant contributors. Our exposure to several “fallen angels” (investment grade corporate bonds that were subsequently downgraded to non-investment grade status) also contributed to performance. Within this area, the Fund’s holdings in General Motors Corp. and Ford Motor Co. produced strong returns.

Also significantly contributing to performance was the Fund’s holdings of U.S. Treasury Inflation-Protected Securities (“TIPS”)iv. At times during the reporting period, we boosted our TIPS exposure through the use of leverage. Elsewhere, our exposure to structured mortgage-backed securities (“MBS”), namely collateralized mortgage obligations, was also rewarded.

Somewhat detracting from results was the Fund’s holding of a Citigroup Depositary Receipt, which performed poorly.

The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary objective. Under normal market conditions, the Fund will invest:

•	At least 80% of its total managed assets in inflation-linked securities

•	At least 60% of its total managed assets in U.S. Treasury Inflation Protected-Securities (“TIPS”)

•

No more than 40% of its total managed assets in non-U.S. dollar investments, which gives the Fund the flexibility to invest up to 40% of its total managed assets in non-U.S. dollar inflation-linked securities (no more than 20% of its non-U.S. dollar exposure may be unhedged)

The Fund continues its policy of not investing in bonds that are below investment grade quality at the time of purchase. Up to 20% of the Fund’s portfolio securities may represent corporate debt securities of investment grade quality at the time of their purchase that are not inflation-linked securities. The Fund currently expects that the average effective durationv of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund expects to continue its use of credit default swaps.

On July 17, 2009, Claymore Group Inc., the parent of Claymore Securities, Inc. (the “Servicing Agent”), entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc. (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”)). The transaction closed on October 14, 2009, whereby GuggClay Acquisition, Inc. merged into Claymore Group Inc., the surviving entity. The transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Servicing Agent, became indirect,

The Letter to Shareholders is not a part of the Annual Report to Shareholders.

Letter to Shareholders

wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Fund or the services provided by the Servicing Agent.

The servicing agreement for the Fund automatically terminated as a result of the Guggenheim transaction. The Fund’s Board of Trustees considered and approved a new servicing agreement for the Fund; however, shareholder approval of the new agreement is not required.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 4 of this report. If shares are trading at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.claymore.com/wia.

Sincerely,

Western Asset Management Company

January 20, 2010

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.
iii

The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

iv

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

The Letter to Shareholders is not a part of the Annual Report to Shareholders.

Investment Commentary

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Financial Market Overview

While 2008 was characterized by upheaval in the financial markets, periods of extreme volatility, illiquidity and heightened risk aversion, 2009 was largely a return to more normal conditions and increased investor risk appetite.

Looking back at the tail end of 2008, investors fled fixed-income securities that were seen as being risky and flocked to the relative safety of short-term Treasuries, driving the latter’s prices higher and their yields to historically low levels. In contrast, non-Treasury spreads widened to historically wide levels in some cases, as the market priced in worst-case scenarios. This caused nearly every spread sector to lag equal-durationi Treasuries during the year. While this trend continued in early 2009, some encouraging economic data and a thawing of the once frozen credit markets helped bolster investor confidence.

In a stunning turnaround, by the end of the first quarter of 2009, risk aversion had been replaced by robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the remainder of the year. Looking at 2009 as a whole, every spread sector outperformed equal-duration Treasuries.

While economic news often surprised on the upside during 2009, incoming economic data did not suggest a dramatic rebound in growth in 2010. As such, the Federal Reserve Board (“Fed”)ii continued its accommodative monetary policy during 2009. The Fed met eight times in 2009 and, on each occasion, kept the federal funds rateiii in a range of 0 to 1/4 percent. This trend continued at the Fed’s meeting in January 2010. At that time, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Economic Review

While the U.S. economy was weak during the first half of the twelve-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the year.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”) iv contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIv, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexvi indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary

Market Review

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.14% and 3.85%, respectively. Over the twelve months ended December 31, 2009, longer-term yields moved higher than their shorter-term counterparts as economic data improved and there were concerns regarding future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded during the twelve-month reporting period, driving spread sector (non-Treasury) prices higher. For the twelve months ended December 31, 2009, the Barclays Capital U.S. Aggregate Indexvii returned 5.93%.

During the reporting period, there was a shift in terms of expectations for inflation. Fears of inflation had increased in mid-2008 (before the reporting period began). This was, in part, due to sharply rising oil prices, which peaked at $145 a barrel in July 2008. Fears of inflation were then replaced with fears of deflation, as global economic conditions weakened and the financial crisis took hold in the fall of 2008. By the end of 2008, oil prices had fallen to $45 a barrel as demand waned and oil reserves moved higher. While inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)viii, was 2.7% during the twelve-month period ended December 31, 2009, there were fears of higher inflation in the future. This was due to central banks’ accommodative monetary policies, signs that the global economy was recovering and rising oil prices, which hit $79 a barrel in December 2009. Inflation expectations led to increased demand for U.S. Treasury Inflation-Protected Securities (“TIPS”)ix, and the Barclays Capital Global Real Index: U.S. TIPSx gained 11.41% during the twelve months ended December 31, 2009.

The investment grade bond market generated solid results during the reporting period. Spreads on these securities had moved to extremely wide levels in late 2008, as the weakening economy and credit crunch triggered fears of escalating default rates. Investment grade bond spreads then significantly narrowed in 2009, as the economic environment improved and corporate profits were often better than expected. All told, the investment grade bond asset class, as measured by the Barclays Capital U.S. Credit Indexxi, returned 16.04% during the twelve-month period ended December 31, 2009.

In the mortgage-backed securities market, both agency and non-agency issues did well during the year. Agencies were supported by the government’s purchase programs of these securities as they sought to keep long-term interest rates low in an attempt to revive the housing market. The non-agency sector improved, particularly later in the year, as housing data stabilized and there was positive sentiment surrounding the launch of the Public-Private Investment Program (“PPIP”).

The high-yield bond market produced very strong results during the twelve months ended December 31, 2009. In sharp contrast to its poor results in 2008, the asset class posted positive returns during eleven of the twelve months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexxii returned 58.76% for the twelve months ended December 31, 2009.

Emerging market debt prices rallied sharply—posting positive returns during every month but February of 2009. This rally was triggered by rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the twelve months ended December 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xiii returned 28.18%.

Market Outlook

Some economists have floated the notion of a double-dip economic recession because of the expiration of various fiscal and monetary stimulus programs. However, we believe this economic phenomenon seems unlikely. As long as the Fed maintains the current low rate environment, which we believe it will, access to credit should remain sufficient. Given the elevated levels of unemployment, the recent dip in jobless claims is a positive sign that the labor market is stabilizing. The financial market is focused on consumer spending, but we believe more sustained gains in capital expenditures and exports will be key to the U.S. recovery.

We believe that the Fed is likely to keep the federal funds rate anchored at 0 to 1/4 percent in the near future. A large concern the Fed now faces is excess bank reserves. Government support from the Troubled Asset Relief Program (“TARP”) and the Fed’s various special liquidity programs helped banks restore their balance sheets, but banks then held on to reserves in excess of their capital

The Investment Commentary is not a part of the Annual Report to Shareholders.

v

Investment Commentary

requirements. As the recovery accelerates, banks may quickly reduce these excess reserves by extending credit. We believe increased lending should stimulate economic activity but, in doing so, might also contribute to inflationary pressures. Therefore, as the Fed manages the level of bank reserves, in our opinion, it must be careful not to inhibit economic growth and increase inflation. As long as the economic recovery is still in its infancy, we believe the Fed should continue its current policies.

Although the labor market is stabilizing, the declining trend in jobless claims reflects a drop-off in layoffs rather than an increase in hires. For unemployment to truly decline, we will need to see specific types of job growth. We believe the source of new job growth will probably have to come from the service sector, as the housing market remains weak and is unlikely to contribute significant new jobs any time soon. The recent increase in industrial production and capacity utilization indicates that factory-related jobs could increase in the coming year.

Despite an uptick in consumer spending in November, most likely due to the holidays, we think consumers will likely continue to demonstrate a more conservative mindset with increased savings and less consumption. Businesses, especially those that are export-oriented, should benefit from a lower U.S. dollar and increased future spending. Corporate profits in the fourth quarter of 2009 showed improvement, leading to a better outlook for the business sector compared to a year ago. Therefore, we think that businesses, rather than consumers, are likely to be the primary contributors to future economic growth. Considering current Fed policies, the likelihood of moderate inflation in the months ahead, a stabilizing labor market and an improved business climate, we find fears of a double-dip recession to be exaggerated.

Western Asset Management Company

January 29, 2010

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
[v]

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

vi

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

ix

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

[x]	The Barclays Capital Global Real Index: U.S. TIPS represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.
xi	The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
xii

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xiii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

The Investment Commentary is not a part of the Annual Report to Shareholders.

Western Asset/Claymore Inflation-Linked
Securities & Income Fund

Annual Report to Shareholders

December 31, 2009

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Performance Review

For the twelve months ended December 31, 2009, Western Asset/Claymore Inflation-Linked Securities & Income Fund returned 16.39% based on its net asset value (“NAV”)i and 18.51% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexii and the Barclays U.S. Government Inflation-Linked All Maturities Indexiii, returned 11.14% and 10.48%, respectively, over the same time frame. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averageiv returned 28.22% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.47 per share, which included a return of capital of $0.10 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of December 31, 2009

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$12.85 (NAV)	16.39%
$12.30 (Market Price)	18.51%

All figures represent past performance and are not a guarantee of future results.

*	Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

The Fund outperformed its benchmarks during the period as the overall bond market rallied and investor risk appetite increased. The largest contributor to the Fund’s relative performance for the period was its allocation to investment grade corporate bonds, as spreads narrowed during the reporting period. In particular, our holdings in the Industrials and Financials sectors generated strong returns. Within the investment grade sector, Energy company Hess Corp., Media companies Comcast Corp. and Time Warner Inc. and Financials firms SLM Corp. and JPMorgan Chase and Co. were significant contributors. Our exposure to several “fallen angels” (investment grade corporate bonds that were subsequently downgraded to non-investment grade status) also contributed to performance. Within this area, the Fund’s holdings in General Motors Corp. and Ford Motor Co. produced strong returns.

Also significantly contributing to performance was the Fund’s holdings of U.S. Treasury Inflation-Protected Securities (“TIPS”)v. At times during the reporting period, we boosted our TIPS exposure through the use of leverage. Elsewhere, our exposure to structured mortgage-backed securities (“MBS”), namely collateralized mortgage obligations, was also rewarded.

Somewhat detracting from results was the Fund’s holding of a Citigroup Depositary Receipt, which performed poorly.

The market rebounded during 2009. Nominal Treasuries, however, suffered as investors sold them for riskier assets. TIPS, on the other hand, outperformed as fears of deflation subsided and future inflation became a concern due to the various fiscal and monetary stimulus programs created. There were a number of adjustments made to the portfolio during the reporting period. We tactically adjusted our TIPS exposure during the fiscal year as opportunities changed. TIPS began the year priced for deflation while the corporate bond market was priced for disaster. At the beginning of the period, we were underweight TIPS, favoring mortgage-backed security pass-throughs as we thought they would be the first sector to recover once the Federal Reserve Board (“Fed”)vi began its purchase program. We then increased our TIPS exposure, taking full advantage of our ability to use leverage, in the spring of 2009, as economic conditions started to become less negative and monthly changes in inflation (as measured by the Consumer Price Indexvii) turned positive. We maintained this posture through the spring and then gradually began decreasing leverage and moving back to a neutral position, having found more compelling opportunities elsewhere. By the end of November, the Fund had no leverage at all. We also moved from agency MBS to non-agency MBS because we felt the latter represented greater potential after the government had been supporting the agency mortgage market. We also pared our exposure to investment grade Industrials bonds in the fourth quarter after spreads narrowed significantly and reached pre-Lehman Brothers collapse levels. In contrast, throughout the period, we increased the Fund’s exposure to investment grade Financials and Canadian and Australian inflation-linked bonds as we believed these asset classes represented further growth opportunities.

During the fiscal year, we employed the use of Treasury futures and options, Eurodollar futures and interest rate swaps to manage the portfolio’s yield curveviii strategy and durationix. Credit default swaps were also used during the fiscal year to increase the portfolio’s corporate exposure. Currency contracts were used to hedge our non-U.S. dollar security exposure. The use of these derivative instruments was, overall, positive for performance.

Western Asset Management Company

January 19, 2010

Annual Report to Shareholders

Management’s Discussion of Fund Performance

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: U.S. Government and Agency Obligations (84.0%), Foreign Government Obligations (5.2%), Corporate Bonds and Notes (3.0%), Mortgage-Backed Securities (3.0%) and Yankee Bonds (0.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund is subject to the additional risks associated with inflation-protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. International investments are subject to currency fluctuations, social, economic and political risk. These risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.
iii

The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

iv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 21 funds in the Fund’s Lipper category.

[v]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vi

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vii	The Consumer Price Index measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.
viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
ix

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Annual Report to Shareholders

Fund Highlights

	December 31,
	2009	2008
Net Asset Value	$374,527,079	$334,566,563
Per Share	$12.85	$11.48
Market Value Per Share	$12.30	$10.80
Net Investment Income	$10,276,219	$23,779,618
Per Common Share	$0.35	$0.82
Dividends Paid to Common ShareholdersA	$13,760,131	$24,635,209
Per Common Share from Net Income	$0.37	$0.85
Per Common Share from Tax Return of Capital	$0.10	—

The Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund (WIA or the Fund) is a diversified, closed-end management investment company which seeks to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Substantially all of the Fund’s net investment income (after payment of any interest expense in connection with forms of leverage (if applicable)) is distributed to the Fund’s shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring to participate in it. The Fund’s common shares are listed on the New York Stock Exchange (NYSE) where they are traded under the symbol WIA.

Fund Performance

Total return for the Fund for various periods ended December 31 are presented below, along with those of comparative indices.

		Average Annual Return
	Year Ended December 31, 2009	Three Years	Five Years	Since InceptionB
Total Return Based on:
Market Value	18.51%	8.56%	4.50%	2.81%
Net Asset Value	16.39%	5.50%	3.21%	3.83%
Barclays U.S. Government Inflation-Linked 1-10 year IndexC,D	11.14%	6.78%	4.74%	5.03%
Barclays U.S. Government Inflation-Linked All Maturities IndexD,E	10.48%	6.67%	4.62%	5.31%†

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

A	Total dividend distribution of $13,760,131 of which $10,901,459 was from net investment income and $2,858,672 was from tax return of capital.
B	The Fund’s inception date is September 26, 2003.
C

This index is the U.S. component of the 1 to 10 year Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes. The performance of the index does not reflect deductions for fees, expenses or taxes.

D	This return does not include reinvestment of dividends or capital gain distributions.
E	This index is the U.S. component of the all maturities Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets.
†	Index return is for the period beginning September 30, 2003.

Annual Report to Shareholders

Fund Highlights—Continued

Investment Policies

The Fund’s investment policies provide that under normal market conditions and at the time of purchase, its portfolio will be invested as follows:

•	At least 80% of its total managed assetsF in inflation-linked securities

•	At least 60% of its total managed assets in U.S. Treasury Inflation-Protected Securities

•	No more than 40% of its total managed assets in non-U.S. dollar investments (no more than 20% of its non-U.S. dollar exposure may be unhedged)

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund has also adopted the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation protected securities and non-inflation protected securities and instruments with the potential to enhance the Fund’s income.

Up to 20% of the Fund’s portfolio securities may represent corporate debt securities of investment-grade quality at the time of their purchase that are not inflation-linked securities. In addition, to the extent permitted by the foregoing policies, the Fund may invest in emerging market debt securities. Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets.

Dividend Reinvestment Plan

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of WIA, offer a convenient way to add shares of WIA to your account. WIA offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIA unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIA, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIA through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional Information Regarding the Plan

WIA will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

F	“Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accured liabilities (other than liabilities representing leverage).

Annual Report to Shareholders

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, NY 10038. Investor Relations telephone number 1-888-888-0151.

Annual Certifications

In May 2009, the Fund submitted its annual Chief Executive Officer certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related U.S. Securities and Exchange Commission (“SEC”) rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, by visiting the Fund’s website (http://www.westernclaymore.com), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

Proxy Voting

You may request a free description of the policies and procedures that the Fund uses to determine how proxies relating to the Fund’s portfolio securities are voted by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of these policies and procedures (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). You may request a free report regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov).

Annual Report to Shareholders

Portfolio Diversification

December 31, 2009

The pie and bar charts above represent the Fund’s portfolio as of December 31, 2009 and do not include derivatives such as Futures Contracts and Swaps. The Fund’s portfolio is actively managed, and its portfolio composition, credit quality breakdown, and other portfolio characteristics will vary from time to time. U.S. Treasury Inflation Protected Securities are unrated, but are backed by the full faith and credit of the government of the United States of America and are therefore considered by the Fund’s investment adviser to be comparable to bonds rated AAA/Aaa.

Quarterly Comparison of Market Price and Net Asset Value (NAV), Discount or Premium to NAV and Average Daily Volume of Shares Traded

	Market Price	Net Asset Value	Premium/ (Discount)	Average Daily Volume (Shares)
March 31, 2009	$11.49	$11.89	(3.36)%	101,108
June 30, 2009	$11.80	$12.23	(3.52)%	77,332
September 30, 2009	$12.04	$12.65	(4.82)%	66,784
December 31, 2009	$12.30	$12.85	(4.28)%	69,509

A	Ratings shown are expressed as a percentage of the portfolio. Standard & Poor’s Ratings Services provide capital markets with credit ratings for the evaluation and assessment of credit risk.
B	Expressed as a percentage of the portfolio.
C	Yankee Bond -A U.S. dollar-denominated bond issued in the U.S. by foreign entities.

Annual Report to Shareholders

Spread Duration

Western Asset/Claymore Inflation-Linked Securities & Income Fund

December 31, 2009

Economic Exposure

Spread duration is defined as the change in value for a 100 basis point change in the spread relative to Treasuries. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

ABS—Asset Backed Securities

HY—High Yield

IG Credit—Investment Grade Credit

MBS—Mortgage Backed Securities

90% BCIL/10% BCUSC—90% Barclays Capital Inflation Linked U.S. All Maturity/10% Barclays Capital U.S. Credit

Annual Report to Shareholders

Effective Duration

Western Asset/Claymore Inflation-Linked Securities & Income Fund

December 31, 2009

Interest Rate Exposure

Effective duration is defined as the change in value for a 100 basis point change in Treasury yields. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

CMBS—Commercial Mortgage Backed Securities

IG Credit—Investment Grade Credit

MBS—Mortgage Backed Securities

90% BCIL/10% BCUSC—90% Barclays Capital Inflation Linked U.S. All Maturity/10% Barclays Capital U.S. Credit

Annual Report to Shareholders

Portfolio of Investments

December 31, 2009

Western Asset/Claymore Inflation-Linked Securities & Income Fund

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE
Long-Term Securities	96.9%

U.S. Government and Agency Obligations	84.0%

Treasury Inflation-Protected SecuritiesA	84.0%
United States Treasury Inflation-Protected Security		2.375%	4/15/11	13,297,789	$13,690,486
United States Treasury Inflation-Protected Security		3.375%	1/15/12	3,481,821	3,723,916
United States Treasury Inflation-Protected Security		3.000%	7/15/12	27,532,212	29,601,423	B
United States Treasury Inflation-Protected Security		1.875%	7/15/13	41,194,300	43,385,960
United States Treasury Inflation-Protected Security		2.000%	1/15/14	6,855,731	7,249,936	C
United States Treasury Inflation-Protected Security		1.625%	1/15/15	19,698,714	20,486,663
United States Treasury Inflation-Protected Security		2.000%	1/15/16	16,010,358	16,907,194
United States Treasury Inflation-Protected Security		2.375%	1/15/17	10,558,511	11,404,015
United States Treasury Inflation-Protected Security		1.625%	1/15/18	22,236,583	22,762,967
United States Treasury Inflation-Protected Security		1.375%	7/15/18	14,686,039	14,715,866
United States Treasury Inflation-Protected Security		2.125%	1/15/19	2,819,180	2,989,653
United States Treasury Inflation-Protected Security		1.875%	7/15/19	7,491,908	7,776,368
United States Treasury Inflation-Protected Security		2.375%	1/15/25	8,027,670	8,470,444
United States Treasury Inflation-Protected Security		2.000%	1/15/26	74,344,696	74,664,156
United States Treasury Inflation-Protected Security		1.750%	1/15/28	16,200,202	15,534,471	B
United States Treasury Inflation-Protected Security		2.500%	1/15/29	7,350,005	7,883,454
United States Treasury Inflation-Protected Security		3.875%	4/15/29	10,453,932	13,452,088
Total U.S. Government and Agency Obligations (Cost—$294,398,727)					314,699,060

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset/Claymore Inflation-Linked Securities & Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE
Corporate Bonds and Notes	3.0%

Automobiles	0.4%
Motors Liquidation Co.		8.375%	7/15/33	5,880,000	$1,587,600	D

Consumer Finance	0.5%
SLM Corp.		0.000%	2/1/10	2,000,000	2,001,720	E

Diversified Financial Services	1.1%
Citigroup Inc.		6.010%	1/15/15	2,070,000	2,113,673
JPMorgan Chase and Co.		7.900%	12/31/49	1,940,000	2,001,032	F
					4,114,705
Health Care Providers and Services	1.0%
HCA Inc.		5.750%	3/15/14	4,000,000	3,760,000
Total Corporate Bonds and Notes (Cost—$14,482,619)					11,464,025
Asset-Backed Securities	0.6%

Fixed Rate Securities	0.1%
Structured Asset Securities Corp. 2002-AL1 A3		3.450%	2/25/32	348,538	285,318

Indexed SecuritiesE	0.5%
Ameriquest Mortgage Securities Inc. 2005-R11 A2D		0.561%	1/25/36	50,000	32,465
Amresco Residential Securities Mortgage Loan Trust 1997-3 M1A		0.786%	9/25/27	3,007	2,226
Asset Backed Funding Certificates 2004-OPT2 M1		0.781%	8/25/33	40,000	28,551
Countrywide Asset-Backed Certificates 2002-4 A1		0.971%	2/25/33	3,575	2,826
Countrywide Home Equity Loan Trust 2007-GW A		0.983%	8/15/37	1,125,913	795,881
EMC Mortgage Loan Trust 2004-C A1		0.781%	3/25/31	40,959	35,726	G
Novastar Home Equity Loan 2003-2 A1		0.841%	9/25/33	1,407,411	922,671
					1,820,346
Variable Rate SecuritiesH	N.M.
SLC Student Loan Trust 2008-1 A4A		1.854%	12/15/32	100,000	104,764

Total Asset-Backed Securities (Cost—$1,369,584)					2,210,428
Mortgage-Backed Securities	3.0%

Fixed Rate Securities	0.2%
Countrywide Alternative Loan Trust 2004-J1		6.000%	2/25/34	16,833	16,481
Countrywide Alternative Loan Trust 2004-2 CB		4.250%	3/25/34	56,180	53,501

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE
Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued
Residential Asset Mortgage Products Inc. 2004-SL2		8.500%	10/25/31	21,284	$20,193
Residential Asset Mortgage Products Inc. 2004-SL4		7.500%	7/25/32	172,501	163,445
Washington Mutual MSC Mortgage Pass-Through Certificates 2002-MS12 B2		6.500%	5/25/32	672,988	436,948
Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1		7.000%	3/25/34	68,494	69,575
					760,143
Indexed SecuritiesE	1.2%
Banc of America Mortgage Securities 2003-D		4.569%	5/25/33	98,992	89,344
Banc of America Mortgage Securities 2005-F		4.982%	7/25/35	166,620	140,345
Bear Stearns Adjustable Rate Mortgage Trust 2004-9 24A1		5.405%	11/25/34	238,590	227,713
Countrywide Home Loan Mortgage Pass-Through Trust 2003-56 6A1		3.461%	12/25/33	645,698	531,972
Countrywide Home Loans 2005-09 1A1		0.531%	5/25/35	203,641	110,688
Countrywide Home Loans 2005-R2 1AF1		0.571%	6/25/35	788,742	693,927	G
Countrywide Home Loans 2005-R3		0.631%	9/25/35	1,548,159	1,161,245	G
IndyMac Inda Mortgage Loan Trust 2007-AR7 1A1		6.158%	11/25/37	252,070	174,883
JPMorgan Mortgage Trust 2004-A1 1A1		4.306%	10/25/33	132,175	125,317
JPMorgan Mortgage Trust 2004-A1 1A1		4.794%	2/25/34	53,320	50,934
MASTR Adjustable Rate Mortgages Trust 2004-13		3.096%	11/21/34	350,000	284,016
MLCC Mortgage Investors Inc. 2003-H		2.412%	1/25/29	14,121	12,639
Sequoia Mortgage Trust 2003-8 A1		0.553%	1/20/34	40,593	30,575
Structured Adjustable Rate Mortgage Loan Trust 2005-3XS A3		0.601%	1/25/35	777,581	602,742	I
WaMu Mortgage Pass-Through Certificates 2003-AR8 A		2.851%	8/25/33	41,626	38,605
WaMu Mortgage Pass-Through Certificates 2003-AR10		2.825%	10/25/33	145,072	129,133
					4,404,078
Variable Rate SecuritiesH	1.6%
Chase Mortgage Finance Corp. 2007-A1 2A3		4.128%	2/25/37	62,397	57,791
CS First Boston Mortgage Securities Corp. 2004-AR6 2A1		3.578%	10/25/34	55,473	47,903
GSR Mortgage Loan Trust 2004-11 1A1		3.787%	9/25/34	347,568	276,767
JPMorgan Mortgage Trust 2006-A2 5A1		3.445%	11/25/33	23,030	21,206
Merrill Lynch Mortgage Investors Inc. 2005-A2		4.258%	2/25/35	1,772,177	1,538,669
Merrill Lynch Mortgage Investors Trust 2004-A1 2A1		3.789%	2/25/34	41,699	40,520

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset/Claymore Inflation-Linked Securities & Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE
Mortgage-Backed Securities—Continued

Variable Rate SecuritiesH—Continued
Morgan Stanley Capital I 2004-RR2 X		0.932%	10/28/33	966,493		$14,275	G,I,J
Thornburg Mortgage Securities Trust 2007-4 2A1		6.200%	9/25/37	374,962		299,516
WaMu Mortgage Pass-Through Certificates 2005-AR3 A2		4.610%	3/25/35	4,005,892		3,412,929
WaMu Mortgage Pass-Through Certificates 2007-HY1 1A1		5.673%	2/25/37	445,339		283,379
						5,992,955
Total Mortgage-Backed Securities (Cost—$8,717,982)						11,157,176
Yankee BondsK	0.9%

Commercial Banks	N.M.
Glitnir Banki Hf		6.693%	6/15/16	1,240,000		124	D,F,G,J
Kaupthing Bank Hf		7.125%	5/19/16	2,060,000		206	D,G,J

						330
Diversified Financial Services	0.3%
UFJ Finance Aruba AEC		6.750%	7/15/13	1,025,000		1,141,191

Foreign Government	0.5%
Russian Federation		7.500%	3/31/30	1,748,400		1,973,506	G

Oil, Gas and Consumable Fuels	0.1%
Gazprom		6.510%	3/7/22	190,000		174,325	G
Total Yankee Bonds (Cost—$6,233,636)						3,289,352
Foreign Government Obligations	5.2%

Canadian Government Bond		4.250%	12/1/21	6,690,478	CAD	8,433,579	L
Commonwealth of Australia		4.000%	8/20/20	7,930,000	AUD	11,029,512	L
Total Foreign Government Obligations (Cost—$17,476,242)						19,463,091
Preferred Stocks	0.2%

Fannie Mae		8.250%		278,700	shs	306,570	F,M,N
Freddie Mac		8.375%		309,625		325,106	F,M,N
Total Preferred Stocks (Cost—$14,820,998)						631,676
Total Long-Term Securities (Cost—$357,499,788)						362,914,808

Annual Report to Shareholders

	% OF NET ASSETS	PAR/ SHARES	VALUE
Short-Term Securities	2.4%
Repurchase Agreement	2.4%
Interest in $8,952,000 repurchase agreement dated 12/31/09 with Banc of America, 0.010% due 1/4/10; Proceeds at maturity—$8,952,010; (Fully collateralized by U.S. Treasury Note, 4.125% due 5/15/15; Market value—$9,131,040)		8,952,000	$ 8,952,000
Total Short-Term Securities (Cost—$8,952,000)			8,952,000
Total Investments (Cost—$366,451,788)O	99.3%		371,866,808
Other Assets Less Liabilities	0.7%		2,660,271
Net Assets	100.0%		$374,527,079

	EXPIRATION	ACTUAL CONTRACTS	(DEPRECIATION)
Futures Contracts PurchasedP
German Euro Bobl Futures	March 2010	47	$ (58,955)
U.S. Treasury Note Futures	March 2010	32	(103,604)
			$ (162,559)

N.M.	Not Meaningful.
†	Securities are denominated in U.S. Dollars, unless otherwise noted.
A

Treasury Inflation-Protected Security — Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

B	All or a portion of this security is collateral to cover futures.
C	All or a portion of this security is collateral to cover swaps.
D	The coupon payment on these securities is currently in default as of December 31, 2009.
E

Indexed Security — The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2009.

F

Stepped Coupon Security — A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

G

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 1.08% of net assets.

H	The coupon rates shown on variable rate securities are the rates at December 31, 2009. These rates vary with the weighted average coupon of the underlying loans.
I	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
J	Illiquid security.
K	Yankee Bond — A dollar-denominated bond issued in the U.S. by foreign entities.
L

Inflation-Protected Security — Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

M	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
N	Non-income producing.

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset/Claymore Inflation-Linked Securities & Income Fund—Continued

O	Aggregate cost for federal income tax purposes is $367,611,515.
P	Futures are described in more detail in the notes to financial statements.

Abbreviations used in this schedule:

AUD—Australian Dollar

CAD—Canadian Dollar

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

December 31, 2009

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Assets:
Investment securities at value (Cost—$357,499,788)		$362,914,808
Short-term securities at value (Cost—$8,952,000)		8,952,000
Cash		702
Foreign currency at value (Cost—$146,157)		146,977
Interest receivable		3,046,350
Deposits with brokers for open futures contracts		135,601
Unrealized appreciation of forward foreign currency contracts		133,693
Amounts receivable for open swaps		2,903
Total assets		375,333,034

Liabilities:
Unrealized depreciation of swaps	$259,442
Accrued management fee	129,610
Unrealized depreciation of forward foreign currency contracts	78,256
Futures variation margin payable	71,455
Accrued servicing agent fees	48,604
Accrued administration fee	8,493
Accrued expenses	210,095
Total liabilities		805,955
Net Assets		$374,527,079

Summary of Shareholders’ Equity:
Common shares, no par value, unlimited number of shares authorized, 29,152,821 shares issued and outstanding (Note 5)		$405,638,527
Overdistributed net investment income		(706,324)
Accumulated net realized loss on investments, options, futures, swaps and foreign currency transactions		(35,454,339)
Unrealized appreciation of investments, futures, swaps and foreign currency translations		5,049,215
Net Assets		$374,527,079

Net Asset Value Per Common Share:
($374,527,079 ÷ 29,152,821 common shares issued and outstanding)		$12.85

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset/Claymore Inflation-Linked Securities & Income Fund

	FOR THE YEAR ENDED DECEMBER 31, 2009
Investment Income:
Interest	$13,645,690
Dividends	75,156
Total income		$13,720,846

Expenses:
Management fees (Note 2)	1,795,778
Servicing agent fees (Note 2)	673,417
Audit and legal fees	173,765
Administration fee (Note 2)	100,000
Trustees’ fees and expenses	91,224
Reports to shareholders	76,078
Custodian fees	52,270
Transfer agent and shareholder servicing expense	49,188
Registration fees	24,156
Taxes, other than federal income taxes	9,464
Other expenses	37,650
	3,082,990
Interest expense (Note 3)	361,637
Net expenses		3,444,627
Net Investment Income		10,276,219

Net Realized and Unrealized Gain/(Loss) on Investments (Notes 1, 3 and 4):
Net realized gain/(loss) on:
Investments	(7,205,046)
Written options	351,145
Futures	(555,154)
Swaps	1,657,026
Foreign currency transactions	(568,669)
		(6,320,698)
Change in unrealized appreciation/(depreciation) of:
Investments	45,513,676
Futures	1,994,343
Swaps	2,307,375
Foreign currency translations	(50,268)
		49,765,126
Net Realized and Unrealized Gain on Investments		43,444,428
Change in Net Assets Resulting From Operations		$53,720,647

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset/Claymore Inflation-Linked Securities & Income Fund

	FOR THE YEARS ENDED DECEMBER 31,
	2009	2008
Change in Net Assets:
Net investment income	$ 10,276,219	$ 23,779,618
Net realized gain/(loss)	(6,320,698)	6,442,861
Change in unrealized appreciation/(depreciation)	49,765,126	(61,000,751)
Change in Net Assets Resulting from Operations	53,720,647	(30,778,272)

Distributions to Common Shareholders From (Note 1):
Net investment income	(10,901,459)	(24,635,209)
Return of capital	(2,858,672)	—
Decrease in net assets from distribution to shareholders	(13,760,131)	(24,635,209)
Change in Net Assets	39,960,516	(55,413,481)

Net Assets:
Beginning of year	334,566,563	389,980,044
End of year	$374,527,079	$334,566,563
(Overdistributed) and undistributed net investment income, respectively	$ (706,324)	$ 132,947

See notes to financial statements.

Annual Report to Shareholders

Statement of Cash Flows

Western Asset/Claymore Inflation-Linked Securities & Income Fund

FOR THE YEAR ENDED DECEMBER 31, 2009
Cash flows provided (used) by operating activities:
Interest and dividends received	$ 12,871,287
Operating expenses paid	(3,038,355)
Interest paid	(363,578)
Net purchases of short-term investments	(8,952,000)
Realized loss on futures contracts	(555,154)
Realized gain on options	351,145
Realized gain on swap contracts	1,657,026
Realized loss on foreign currency transactions	(568,669)
Net change in unrealized appreciation on futures contracts	1,994,343
Net change in unrealized depreciation on foreign currencies	(50,268)
Purchases of long-term investments	(188,291,752)
Proceeds from disposition of long-term investments	241,659,272
Deposits with brokers for futures contracts	3,264,437
Change in premium for swap contracts	(182,563)
Change in payable to broker—variation margin	607,658
Change in receivable/payable for open forward currency contracts	51,026
Net cash provided by operating activities	60,453,855
Cash flows provided (used) by financing activities:
Cash distributions paid on Common Stock	(14,716,974)
Cash paid on reverse repurchase agreements	(49,918,800)
Net cash used by financing activities	(64,635,774)
Net decrease in cash:	(4,181,919)
Cash, beginning of year	4,329,598
Cash, end of year	$ 147,679
Reconciliation of Increase in Net Assets From Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in net assets from operations	$ 53,720,647
Accretion of discount on investments	(2,703,611)
Amortization of premium on investments	1,274,909
Decrease in investments, at value	3,705,892
Decrease in interest and dividends receivable	672,766
Decrease in premium for written swaps	(182,563)
Increase in payable for open forward currency contracts	51,026
Increase in payable to broker—variation margin	607,658
Decrease in deposits with brokers for futures contracts	3,264,437
Decrease in interest payable	(1,941)
Increase in accrued expenses	44,635
Total adjustments	6,733,208
Net cash flows provided by operating activities	$ 60,453,855

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

	YEARS ENDED DECEMBER 31,
	2009		2008		2007		2006		2005
Net asset value, beginning of year	$11.48		$13.38		$12.83		$13.50		$14.43
Investment operations:
Net investment income	.35	A	.82	A	.70	A	.72	A	1.15
Net realized and unrealized gain/(loss)	1.49		(1.87)		.54		(.46)		(.92)
Total from investment operations	1.84		(1.05)		1.24		.26		.23
Dividends paid to preferred shareholders from:
Net investment income	N/A		N/A		N/A		(.30)		(.23)
Total from investment operations applicable to common shareholders	1.84		(1.05)		1.24		(.04)		—
Distributions paid to common shareholders from:
Net investment income	(.37)		(.85)		(.69)		(.43)		(.93)
Return of capital	(.10)		—		—		(.20)		—
Total distributions paid to common shareholders	(.47)		(.85)		(.69)		(.63)		(.93)
Net asset value, end of year	$12.85		$11.48		$13.38		$12.83		$13.50
Market value, end of year	$12.30		$10.80		$11.73		$11.42		$12.01
Average market value per share	$11.71		$11.57		$11.56		$11.53		$12.90
Total Investment Return Based On:B
Market value	18.51%		(.91)%		8.95%		.40%		(2.98)%
Net asset value	16.39%		(8.24)%		9.95%		(.27)%		(.01)%
Ratios and Supplemental Data:
Ratio of total expense to average weekly net assets (including interest expense) attributable to:
Common sharesC	.97%		1.21%		.91%		1.36%		1.45%
Total managed assetsC,D	.77%		1.02%		.88%		.90%		.92%
Ratio of net expense to average weekly net assets (including interest expense) attributable to:
Common sharesE	.97%		1.21%		.91%		1.36%		1.44%
Total managed assetsD,E	.77%		1.02%		.88%		.90%		.92%
Ratio of net expense to average weekly net assets (excluding interest expense) attributable to:
Common sharesE	.87%		.83%		.76%		1.16%		1.20%
Total managed assetsD,E	.69%		.70%		.74%		.77%		.76%
Ratio of net investment income to average weekly net assets:
Common sharesE	2.91%		6.29%		5.45%		5.50%		8.22%
Total managed assetsD,E	2.29%		5.28%		5.32%		3.63%		5.21%
Asset coverage on preferred shares, end of yearF	N/A		N/A		N/A		N/AG		292%
Portfolio turnover rate	43%		52%		72%		146%		38%
Net assets, end of year (in thousands)	$374,527		$334,567		$389,980		$374,119		$393,708

A Computed using average daily shares outstanding.

B Total return based on market value reflects changes in market value. Total return based on net asset value reflects changes in the Fund’s net asset value during the period. Each figure includes reinvestments of dividends and distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected in the calculations.

C This ratio reflects total expenses before compensating balance credits.

D Total managed assets included the liquidation value of preferred shares through November 22, 2006.

E This ratio reflects expenses net of compensating balance credits.

F Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.

G The last series of preferred shares was redeemed on November 22, 2006.

N/A Not applicable.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Western Asset/Claymore Inflation-Linked Securities & Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 19, 2010, the issuance date of the financial statements.

(a) Investment Valuation

Debt securities are valued at the last quoted bid provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

Annual Report to Shareholders

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
U.S. Government and Agency Obligations	—	$ 314,699,060	—	$ 314,699,060
Corporate Bonds and Notes	—	11,464,025	—	11,464,025
Asset-Backed Securities	—	2,210,428	—	2,210,428
Mortgage-Backed Securities	—	11,157,176	—	11,157,176
Yankee Bonds	—	3,289,352	—	3,289,352
Foreign Government Obligations	—	19,463,091	—	19,463,091
Preferred Stocks	$ 631,676	—	—	631,676
Total Long-Term Investments	$ 631,676	$ 362,283,132	—	$ 362,914,808
Short-Term Investment†	—	8,952,000	—	8,952,000
Total Investments	$ 631,676	$ 371,235,132	—	$ 371,866,808
Other Financial Instruments:
Futures Contracts	$ (162,559)	—	—	$ (162,559)
Forward Foreign Currency Contracts	—	$ 55,437	—	55,437
Credit Default Swaps on Corporate Issues—Sell Protection	—	(259,442)	—	(259,442)
Total Other Financial Instruments	$ (162,559)	$ (204,005)	—	$ (366,564)
Total	$ 469,117	$ 371,031,127	—	$ 371,500,244

† See Portfolio of Investments for additional detailed categorizations.

(b) Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

Annual Report to Shareholders

Notes to Financial Statements—Continued

(d) Futures Contracts

The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written Options

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward Foreign Currency Contracts

The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Annual Report to Shareholders

(g) Swap Agreements

The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

As disclosed in the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of December 31, 2009 was $259,442. The aggregate fair value of assets posted as collateral for all swaps was $365,895. If a defined credit event had occurred as of December 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $3,800,000 less the value of the contracts’ related reference obligations

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities

Annual Report to Shareholders

Notes to Financial Statements—Continued

and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar

Annual Report to Shareholders

equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and Market Risk

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund may invest in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(k) Security Transactions and Investment Income

Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to Shareholders

Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating Balance Agreements

The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(n) Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

(o) Federal and Other Taxes

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Annual Report to Shareholders

Notes to Financial Statements—Continued

(p) Reclassification

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$ 9,464	—	$ (9,464)
(b)	$ (223,495)	$ 223,495	—

(a)         Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b)       Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swaps.

2. Investment Management Agreement and Other Transactions with Affiliates

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company (Investment Adviser), which provides for payment of a monthly fee computed at the annual rate of 0.40% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” neither the liquidation preference of any preferred shares outstanding nor any liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) is considered a liability.

Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Ltd (“Western Asset Japan”) are the Fund’s investment advisers. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. denominated securities. Western Asset London, Western Asset Singapore and Western Asset Japan do not receive any compensation from the Fund.

Claymore Securities, Inc. (Servicing Agent) acts as servicing agent for the Fund. For its services, the Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, which is based on the Fund’s average weekly assets in a maximum amount equal to 0.15% of the Fund’s average weekly assets.

Under an administrative agreement with the Fund, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (Administrator), an affiliate of the Investment Manager, provides certain administrative and accounting functions for the Fund. In consideration for these services, the Fund pays the Administrator a monthly fee at an annual rate of $100,000.

The Board approved the substitution of LMPFA for Legg Mason Fund Adviser, Inc. (“LMFA”). Effective September 30, 2009, LMPFA assumed the rights and responsibilities of LMFA under its administrative agreement.

3. Investments

During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$ 31,788,351	$156,503,401
Sales	24,901,045	215,847,385

Annual Report to Shareholders

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 26,031,732
Gross unrealized depreciation	(21,776,439)
Net unrealized appreciation	$ 4,255,293

Transactions in reverse repurchase agreements for the Fund during the year ended December 31, 2009 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$ 93,749,935	0.38%	$ 172,949,400

During the year ended December 31, 2009 the interest rates on reverse repurchase agreements ranged from 0.15% to 0.70%. Interest expense incurred on reverse repurchase agreements totaled $361,637.

During the year ended December 31, 2009, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2008	—	—
Options written	346	$ 351,145
Options closed	—	—
Options exercised	(84)	(117,424)
Options expired	(262)	(233,721)
Written options, outstanding December 31, 2009	—	—

At December 31, 2009, the Fund had the following open forward currency exchange contracts:

	Settlement	Contract to				Unrealized
Broker	Date	ReceiveA		DeliverA		Gain/(Loss)
Credit Suisse First Boston (London)	2/17/2010	USD	3,852,789	AUD	4,231,509	$ 69,951
Credit Suisse First Boston (London)	2/17/2010	USD	2,905,920	AUD	3,200,000	45,219
Credit Suisse First Boston (London)	2/17/2010	USD	4,285,228	AUD	4,772,767	18,523
Credit Suisse First Boston (London)	2/17/2010	USD	4,495,110	CAD	4,783,022	(78,256)
						$ 55,437

A Definitions of currency abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

USD — United States Dollar

Annual Report to Shareholders

Notes to Financial Statements—Continued

At December 31, 2009, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAP ON CORPORATE ISSUES—SELL PROTECTION1

Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At December 31, 2009[2]	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase & Co. (SLM Corporation, 5.125% due 8/27/12)	December 20, 2012	5.14%	2.50% Quarterly	$ 3,800,000	$ (259,442)	—	$ (259,442)

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

3  The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

‡  Percentage shown is an annual percentage rate.

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2009.

Asset Derivatives1

	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Forward Foreign Currency Contracts	$ 133,693	—	$133,693

Liability Derivatives1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Futures Contracts[2]	$162,559	—	—	—	$162,559
Swap Contracts[3]	—	—	$259,442	—	259,442
Forward Foreign Currency Contracts	—	$78,256	—	—	78,256
Total	$162,559	$78,256	$259,442	—	$500,257

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2  Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

3  Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and liabilities.

Annual Report to Shareholders

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Amount of Realized Gain or (Loss) on Derivatives Recognized

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written Options	$ 351,145	—	—	—	$ 351,145
Futures Contracts	(555,154)	—	—	—	(555,154)
Swap Contracts	2,038,276	—	$ (381,250)	—	1,657,026
Forward Foreign Currency Contracts	—	$ (464,192)	—	—	(464,192)
Total	$ 1,834,267	$ (464,192)	$ (381,250)	—	$ 988,825

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Futures Contracts	$ 1,994,343	—	—	—	$ 1,994,343
Swap Contracts	—	—	$ 2,307,375	—	2,307,375
Forward Foreign Currency Contracts	—	$ (51,026)	—	—	(51,026)
Total	$ 1,994,343	$ (51,026)	$ 2,307,375	—	$ 4,250,692

During the year ended December 31, 2009, the Fund had average market values of $7,723,540 and $24,509,887 in forward foreign currency contracts to sell and futures contracts to buy, respectively, and average notional balances of $23,909,723 in credit default swap contracts to sell protection. As of December 31, 2009, the Fund did not have any open written options, forward foreign currency contracts to buy, and futures contracts to sell, but had average market values of $25,459, $2,840,739 and $2,922,451, respectively. As of December 31, 2009, the Fund did not have any open interest rate swap contracts but had an average notional balance of $6,107,692.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Common Shares

Of the 29,152,821 shares of common stock outstanding at December 31, 2009, the Investment Adviser owned 6,981 shares.

6. Trustee Compensation

Each Independent Trustee receives a fee of $15,000 for serving as a Trustee of the Fund and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $5,000 for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $3,000 for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

Annual Report to Shareholders

Notes to Financial Statements—Continued

7. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date		Record Date Payable Date
1/15/10		2/12/10
1/29/10	$0.038000	2/26/10	$0.038000

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2009	2008
Distributions paid from:
Ordinary Income	$ 10,901,459	$ 24,635,209
Tax Return of Capital	2,858,672	—
Total Distributions Paid	$ 13,760,131	$ 24,635,209

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$ (32,756,280)
Other book/tax temporary differences(a)	(2,244,656)
Unrealized appreciation/(depreciation)(b)	3,889,488
Total accumulated earnings/(losses)—net	$ (31,111,448)

* As of December 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2014	$ (23,725,089)
12/31/2015	(4,099,686)
12/31/2017	(4,931,505)
$ (32,756,280)

These amounts will be available to offset any future taxable capital gains

(a) Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the realization for book purposes of unrealized losses on certain securities lending transactions.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Western Asset/Claymore Inflation-Linked Securities & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) at December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 19, 2010

Annual Report to Shareholders

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2009:

Record Date: Payable Date:	Monthly January 2009	Monthly February 2009 – December 2009
Ordinary Income:
Qualified Dividend Income for Individuals**	0.69%	0.69%
Dividends Qualifying for the Dividends Received Deduction for Corporations**	0.69%	0.69%
Interest from Federal Obligations	59.99%*	59.99%*
Tax Return of Capital	10.06%	21.93%

*    This Fund has met the quarterly asset requirements for California, Connecticut and New York resident shareholders.

**  Expressed as a percentage net of Tax Return of Capital.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Annual Report to Shareholders

Trustees and Officers

The Trustees and officers of the Fund, their ages (as of December 31, 2009), and a description of their principal occupations during the past five years are listed below. Except as noted, each Trustee’s and officer’s principal occupation and business experience for the last five years has been with the employer(s) indicated, although in some cases the Trustee or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101.

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee(A)	Other Directorships Held by Trustee
Independent Trustees
Michael Larson 50	Trustee and Chairman of the Board of Trustees(B,C)	Term expires in 2011; served since September 2004	Chief Investment Officer for William H. Gates III (1994-present).	2	Pan American Silver Corp. (1999-present); Republic Services Inc. (2009-present), Grupo Telensa S.A.B. (2009-present).
Ronald A. Nyberg 56	Trustee(B,C)	Term expires in 2009; served since January 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000- present); Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	44	None
Ronald E. Toupin, Jr. 51	Trustee(B,C)	Term expires in 2010; served since January 2004	Retired. Formerly: Vice President, Manager and Portfolio Manager of Nuveen Asset Management, an investment advisory firm (1998-1999); Vice President and Portfolio Manager of Nuveen Investment Advisory Corporation, an investment advisory firm (1992-1999); Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988- 1999), and John Nuveen & Company, Inc. (1982-1999)	41	None
Interested Trustee†
R. Jay Gerken 58	Trustee and President (D)	Term expires 2010; served since March 2007	Managing Director of Legg Mason & Co., Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC (“Legg Mason & Co.”) or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002- 2005).	147	None

Annual Report to Shareholders

Trustees and Officers—Continued

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee(A)	Other Directorships Held by Trustee
Officers(E)
Charles A. Ruys de Perez 52	Vice President	Served since March 2007

General Counsel of Western Asset Management Company (2007-present). Formerly: Chief Compliance Officer, Putnam Investments (2004-2007); Managing Director and Senior Counsel of Putnam Investments (2001-2004).

				N/A	N/A
Frances M. Guggino 53 55 Water Street New York, NY 10041	Treasurer and Principal Financial and Accounting Officer	Served since 2009

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (1999 to 2004)

				N/A	N/A
Steven M. Hill 45 2455 Corporate West Drive Lisle, IL 60532	Assistant Treasurer	Served since May 2004

Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present); Chief Financial Officer of Claymore Group Inc. (2005-2006); Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003- 2005); Chief Financial and Accounting Officer and Treasurer or Assistant Treasurer of certain closed-end investment companies in the Claymore fund complex; Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003).

				N/A	N/A
Susan C. Curry 43 55 Water St. New York, NY 10041	Assistant Treasurer	Served since February 2007

Director of Tax—Mutual Funds, Legg Mason & Co. (2005- present); Director of Tax— Mutual Funds, Citigroup (2004- 2005); Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2007-present); Partner, Deloitte & Touche (1990-2004).

				N/A	N/A

Annual Report to Shareholders

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee(A)	Other Directorships Held by Trustee
Erin K. Morris 43 100 Light Street Baltimore, MD 21202	Assistant Treasurer	Served since January 2004

Vice President and Manager, Global Funds Administration, Legg Mason & Co. (2005- present); Assistant Vice President and Manager, Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Income Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund (2006- present); Assistant Treasurer of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2003-present); Assistant Treasurer of certain Legg Mason Partners Fixed Income Fund complex (2007- present); Assistant Treasurer, Western Asset Income Fund, Western Asset Funds, Inc., Western Asset Premier Bond Fund, Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2001-2006).

				N/A	N/A
Todd F. Kuehl 40 100 Light Street Baltimore, MD 21202	Chief Compliance Officer	Served since February 2007

Vice President, Legg Mason & Co. (2006-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006- present); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).

				N/A	N/A
Melissa J. Nguyen 31 2455 Corporate West Drive Lisle, IL 60532	Secretary	Served since February 2006

Vice President and Assistant General Counsel of Claymore Group, Inc. (2005-present); Secretary of certain funds in the Claymore fund complex (2005- present). Formerly, Associate, Vedder Price, P.C. (2003-2005).

				N/A	N/A

Annual Report to Shareholders

Trustees and Officers—Continued

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee(A)	Other Directorships Held by Trustee
Mark E. Mathiasen 31 2455 Corporate West Drive Lisle, IL 60532	Assistant Secretary	Served since May 2007

Vice President and Assistant General Counsel of Claymore Advisors, LLC (2007 to present). Secretary of certain funds in the Claymore fund complex. Previously, Law Clerk for the Idaho State Courts (2003- 2007).

				N/A	N/A

(A) Each Trustee also serves as a Trustee of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, a closed-end investment company, which is considered part of the same Fund Complex as the Fund. The Investment Manager serves as investment adviser to Western Asset/Claymore Inflation-Linked Securities & Income Fund. Messrs. Nyberg and Toupin also serve as Trustees of Claymore Dividend & Income Fund, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call & Equity Strategy Fund, Fiduciary/Claymore MLP Opportunity Fund, Old Mutual/Claymore Long- Short Fund, and Claymore/Guggenheim Strategic Opportunities Fund, each of which is a closed-end management investment company, Claymore Exchange-Traded Fund Trust (consisting of 16 separate portfolios) and Claymore Exchange Traded Fund Trust 2 (consisting of 16 separate portfolios), each an open-end management investment company. Additionally, Mr. Nyberg serves as a Trustee for Advent Claymore Convertible Securities & Income Fund, Advent/Claymore Enhanced Growth & Income Fund and Advent/Claymore Global Convertible Securities and Income Fund, each a closed-end investment company. Mr. Gerken serves as Director/Trustee to 145 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

(B) Member of the Audit Committee of the Board of Trustees.

(C) Member of the Governance and Nominating Committee of the Board of Trustees.

(D) Mr. Gerken is an “interested person” (as defined above) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

(E) Each officer shall hold office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

†  Mr. Dalmaso resigned from the Board on October 14, 2009.

Annual Report to Shareholders

Trustees Consideration of the Management and Advisory Agreements

The Independent Trustees considered the following Investment Management Agreements with respect to the Fund (the “Agreements”) (i) an Investment Management Agreement between the Fund and Western Asset Management Company (“Western Asset”), (ii) an Investment Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), (iii) an Investment Management Agreement between Western Asset and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and (iv) an Investment Management Agreement between Western Asset and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) at a meeting held on October 26, 2009. At a meeting held on November 16, 2009, the Independent Trustees reported to the full Board of Trustees their considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

The Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Agreements. The Trustees also noted that the Fund does not pay any management fees directly to any of the Non-U.S. Advisers because Western Asset pays the Non-U.S. Advisers for services provided to the Fund out of the management fees Western Asset receives from the Fund.

In arriving at their decision to renew the Agreements, the Trustees met with representatives of Western Asset, including relevant investment advisory personnel; reviewed a variety of information prepared by Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds selected and prepared by Lipper, and certain other products available from Western Asset for investments in U.S. TIPS, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on public trading in the Fund’s shares and differences between the Fund’s share price and net asset value per share, and related discussions with Western Asset’s personnel.

As part of their review, the Trustees examined the Advisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed a comparison of the performance of the Fund to the average performance of all leveraged closed-end funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades regardless of asset size. The Trustees noted that although the Fund had met its primary objective of providing current income to shareholders, the performance of the Fund over the one- and five-year periods ended August 31, 2009 was well below that of the Lipper peer group over the same periods. However, the Fund’s performance for the three-year period ended on that date was slightly higher than the average performance of the peer group. The Trustees concluded that the Advisers’ management of the Fund would continue to be in the best interests of the shareholders.

The Trustees also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Trustees noted that the Fund’s total expense ratio and the management fee paid to Western Asset were each well below the corresponding medians of the Fund’s Lipper peer group. The Trustees noted that the management fee paid by the Fund was generally higher than the fees paid by clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also

Annual Report to Shareholders

Trustees Consideration of the Management and Advisory Agreements—Continued

relatively higher and that the Fund’s investment strategy included investments in asset classes other than U.S. TIPS, which was generally not the case for Western Asset’s other clients. In light of these differences, the Trustees concluded that the differences in management fees from those paid by Western Asset’s other clients were reasonable.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser; and the affiliation between the Advisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator. In that connection, the Trustees concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees concluded that because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth. The Trustees further noted that, as the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive, any economies of scale that may currently exist were being appropriately shared with shareholders.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who are independent of the Advisers within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset/Claymore Inflation-Linked
Securities & Income Fund

The Board of Trustees

R. Jay Gerken

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

R. Jay Gerken, President

Charles A. Ruys de Perez, Vice President

Todd F. Kuehl, Chief Compliance Officer

Frances M. Guggino, Treasurer and Principal Financial
and Accounting Officer

Steven M. Hill, Assistant Treasurer

Erin K. Morris, Assistant Treasurer

Susan C. Curry, Assistant Treasurer

Melissa J. Nguyen, Secretary

Mark Mathiasen, Assistant Secretary

Investment Advisers

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited

10 Exchange Square

London, England EC2A2EN

Western Asset Management Company Pte. Ltd.

1 George Street #23-01

Singapore 049145

Investment Advisers (continued)

Western Asset Management Company Ltd

36F Shin-Marunouchi Building

5-1 Maranouchi 1-Chronu Chiyoda

Tokyo 100-6536

Servicing Agent

Claymore Securities, Inc.

2455 Corporate West Drive

Lisle, IL 60532

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Transfer Agent

American Stock Transfer & Trust Company LLC

59 Maiden Lane

New York, New York, NY 10038

This report is sent to shareholders of Western Asset/Claymore Inflation-Linked Securities & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees, and on such terms as the Board of Trustees shall determine.

WIA-A-(02/10)

Item 2.          Code of Ethics

(a)                 Western Asset/Claymore Inflation-Linked Securities & Income Fund (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Item 2 of Form N-CSR, that applies to the Registrant’s principal executive, financial and accounting officers, a copy of which is attached as an exhibit to this Form N-CSR.

(b)                Omitted.

(c)                 Not applicable.

(d)                Not applicable.

(e)                 Not applicable

Item 3.          Audit Committee Financial Expert

The Audit Committee of the Registrant’s Board of Trustees is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Trustees of the Registrant has determined that Mr. Ronald E. Toupin, Jr. qualifies as an “audit committee financial expert” (as such term has been defined in the Regulations) based on its review of his pertinent experience, knowledge and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in absence of such designation or identification.

Item 4.          Principal Accounting Fees and Services

(a)      Audit Fees

Fiscal Year Ended December 31, 2008 — $30,000

Fiscal Year Ended December 31, 2009 — $31,500

(b)     Audit-Related Fees

Fiscal Year Ended December 31, 2008 — $0

Fiscal Year Ended December 31, 2009 — $0

During the year ended December 31, 2009, review of the rating agency compliance testing for the Registrant’s auction market preferred shares outstanding was reviewed.

PricewaterhouseCoopers LLP billed fees in the amount of $230,000and $230,000, respectively for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s fiscal year ended December 31, 2008 and December 31, 2009, respectively.

During the year ended December 31, 2009, PricewaterhouseCoopers LLP conducted a SAS 70 audit to review and test operating effectiveness of controls placed in operation for Western Asset Management Company. During the year ended December 31, 2009, PricewaterhourseCoopers LLP reviewed the Australian Superannuation Circular.

(c)      Tax Fees

Fiscal Year Ended December 31, 2008 — $4,000

Fiscal Year Ended December 31, 2009 — $4,000

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)     All Other Fees

There were no fees billed to the Registrant during each of the last two fiscal years by PricewaterhouseCoopers LLP that were not disclosed in Items 4(a), (b) or (c) above.

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)      (1)    The Audit Committee has determined that all work performed for the Registrant by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted preapproval policies and procedures.

(2)    None.

(f)      Not applicable.

(g)     Non-Audit Fees

Fiscal Year Ended December 31, 2008 — $362,500

Fiscal Year Ended December 31, 2009 — $0

(h)     The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser and that were not preapproved by the Audit Committee are compatible with maintaining the principal accountant’s independence.

Item 5.          Audit Committee of Listed Registrants

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

b) Not applicable

Item 6.          Schedule of Investments

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders contained in Item 1 hereof.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Proxy Voting Guidelines and Procedures

The Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies

(a)(1):

NAME AND ADDRESS	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA91101	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Peter H. Stutz Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager at Western Asset since 1997.

Paul E. Wynn Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager at Western Asset for more than five years

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	108 registered investment companies with $184.0 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management*	832 Other accounts with $190.2 on in total assets under management**

Stephen A. Walsh‡	108 registered investment companies with $184.0 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management*	832 Other accounts with $190.2 billion in total assets under management**

Keith J. Gardner‡	5 registered investment companies with $1.2 billion in total assets under management	6 Other pooled investment vehicles with $0.6 billion in assets under management***	2 Other accounts with $0.1 billion in total assets under management

Michael C. Buchanan‡	17 registered investment Companies with $9.6 billion in total assets Under management	8 Other pooled investment vehicles with $4.0 billion in assets under management	14 Other accounts with $1.9 billion in total assets under management

Peter H. Stutz ‡	3 registered investment Companies with $1.4 billion in total assets Under management	1 Other pooled investment vehicle with $4 million in assets under management	13 Other accounts with $2.5 billion in total assets under management***

Paul E. Wynn ‡	1 registered investment Company with $38 million in total assets Under management	4 Other pooled investment vehicles with $0.4 billion in assets under management	27 Other accounts with $8.9 billion in total assets under management****

*        Includes 6 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.

**      Includes 93 accounts managed, totaling $24.2 billion, for which advisory fee is performance based.

***    Includes 2 accounts managed, totaling $0.5 billion, for which advisory fee is performance based.

****  Includes 3 accounts managed, totaling $0.6 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	E
Keith J. Gardner	A
Michael C. Buchanan	A
Peter H. Stutz	C
Paul E. Wynn	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

None.

Item 10.        Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11.        Controls and Procedures

(a)      The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods in the SEC’s rules and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12.        Exhibits

(a)(1)	Code of Ethics subject to the disclosure required by Item 2 — filed as an exhibit hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 — filed as an exhibit hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 — filed as an exhibit hereto.

(c)	Proxy Voting Policies and Procedures pursuant to the disclosure required by Item 7 — filed as an exhibit hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset/Claymore Inflation-Linked Securities & Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
Trustee and President
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Trustee and President
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	March 4, 2010

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Treasurer and Principal Financial and Accounting Officer
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	March 4, 2010